UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            _________________________

                                    FORM 8-K
                            _________________________


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                           _________________________


        Date of Report (Date of earliest event reported): August 8, 2005
                                                          --------------

                                     ElkCorp
              ----------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                    Delaware
          ------------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)


               1-5341                                     75-1217920
    --------------------------                    --------------------------
     (Commission File Number)                          (I.R.S. Employer
                                                      Identification No.)


             14911 Quorum Drive, Suite 600, Dallas, Texas 75254-1491
             -------------------------------------------------------
                    (Address of principal executive offices)


                                 (972) 851-0500
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              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

                            _________________________


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (18 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (18 CFR 240.13e-4(c))




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Item 2.02  Results of Operations and Financial Condition
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Press Release
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On August 8, 2005, the company issued a press release announcing its financial results for the fourth quarter and fiscal year ended June 30, 2005. A copy of the press release is furnished as Exhibit 99.1 to this report. In accordance with the safe harbor provisions of the securities law regarding forward-looking statements, the press release contains forward-looking statements that involve risks and uncertainties. The statements that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements usually are accompanied by words such as "optimistic," "vision," "outlook," "believe," "estimate," "potential," "forecast," "project," expect," "anticipate," "plan," "predict," "could," "should," "may," "likely," or similar words that convey the uncertainty of future events or outcomes and include the earnings outlook for the first quarter and fiscal year 2006. These statements are based on judgments the company believes are reasonable; however, ElkCorp's actual results could differ materially from those discussed therein. Factors that could cause or contribute to such differences could include, but are not limited to, changes in demand, prices, raw material costs, transportation costs, changes in economic conditions of the various markets the company serves, changes in the amount and severity of inclement weather, acts of God, war or terrorism, as well as the other risks detailed in the press release, and in the company's reports filed with the Securities and Exchange Commission, including but not limited to, its Form 10-K for the fiscal year ended June 30, 2004 and Form 10-Q for the quarter ended March 31, 2005. Elk undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.


Item 9.01  Financial Statements and Exhibits
--------------------------------------------

99.1   Press release dated August 8, 2005 of ElkCorp.





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


                                   SIGNATURES


Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                       ElkCorp




DATE:  August 9, 2005                  /s/ Gregory J. Fisher
     ------------------                ---------------------
                                       Gregory J. Fisher
                                       Senior Vice President,
                                       Chief Financial Officer and Controller


                                       /s/ Leonard R. Harral
                                       ---------------------
                                       Leonard R. Harral
                                       Vice President, Chief Accounting Officer
                                       and Treasurer





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


                                INDEX TO EXHIBITS


Exhibit No.            Description
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99.1                   Press release dated August 8, 2005 issued by ElkCorp.





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